Item 6.
                                  Exhibit 10.21

                                    GUARANTY
                                   (Unlimited)

    In consideration of State Street Bank and Trust Company (the "Bank") making extensions of credit or extending other financial or banking accommodations to Hagler Bailly Consulting, Inc. (the "Obligor"), the undersigned (the "Guarantor") hereby guarantees full and punctual payment, performance and fulfillment to the Bank of all liabilities, obligations and undertakings of the Obligor to the Bank, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising or acquired, and whether consisting of obligations to pay money or to perform the Obligor's obligations to the Bank under all present or future agreements of the Obligor in favor of the Bank (the "Obligations"). *

    This agreement shall operate as a continuing, unconditional and absolute guaranty (this "Guaranty") of the due and punctual payment of the Obligations, and not of their collectability only. If the Obligor defaults in the payment or performance of the Obligations, the obligations of the Guarantor under this Guaranty shall become immediately due and payable to the Bank, without demand or notice of any kind, all of which are expressly waived. The Guarantor waives any right that the Guarantor may have to require the Bank first to proceed against the Obligor or against any other guarantor or any other person. The Guarantor also waives any right that the Guarantor may have to require the Bank to realize on any security held by the Bank before proceeding against the Guarantor for the enforcement of this Guaranty. The Guarantor further waives any right that the Guarantor may have against the Obligor arising as a result of payment or other performance by the Guarantor under this Guaranty, whether arising by way of any right of subrogation. contribution. reimbursement or otherwise.

The liability of the Guarantor under this Guaranty shall be unlimited.

    The Guarantor agrees, as the principal obligor and not as a guarantor only, to pay to the Bank, on demand, all costs and expenses paid or incurred by the Bank (including court costs and attorneys' fees) in connection with the Obligations, this Guaranty and the enforcement thereof.

    The Guarantor waives presentment, demand, protest, notice of acceptance, notice of the Obligations incurred and all other notices of any kind and all defenses which may be available to the Guarantor. The Guarantor agrees to the provisions of any instrument, security or other writing evidencing or securing any of the Obligations and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, by (i) any renewals, extensions or postponements of the time of payment of any of the Obligations or any other forbearance or indulgence with respect thereto; (ii) any rescissions, waivers, amendments or modifications of any of the terms of any agreement evidencing, securing or otherwise executed in connection with the Obligations; or (iii) the substitution or release of any security for the Obligations or of any other person primarily or secondarily liable on any of the Obligations, whether or not notice thereof shall be given to the Guarantor. The enforcement of this Guaranty shall not be affected by the delay, neglect or failure of the Bank to take any action with respect to any security, right, obligation, endorsement, guaranty or other means of collecting the Obligations which it may at any time hold, including perfection or enforcement thereof, or by any change with respect to the Obligor in the form or manner of doing business. The Guarantor agrees that the Guarantor shall be and remain bound upon this Guaranty irrespective of any action, delay or omission by the Bank in dealing with the Obligor, any of the Obligations, any collateral therefor, or any person at any time liable with respect to the Obligations.

    If for any reason the Obligor has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations shall have become irrecoverable from the Obligor by operation of law or for any other reason, or if any security or other guaranty shall be found invalid, the Guarantor shall nonetheless be and remain bound upon this Guaranty.

    Any deposits or other sums at any time credited by or due from the Bank to the Guarantor, and any securities or other property of the Guarantor at any time held by the Bank may at all times be held and treated as security for all obligations of the Guarantor under this Guaranty. Regardless of the adequacy of the security, the Bank may apply or set off such deposits or other sums against such obligations at any time, without notice to the Guarantor.

*Without limiting the generality of the foregoing, the term "Obligations" shall be deemed to include the joint and several obligations of the Obligor and Hagler Bailly Services, Inc. to the Bank.

        This Guaranty shall remain in full force and effect until receipt by the Bank of written notice of the revocation of this Guaranty at its head office at:
295 Franklin Street, Boston. Massachusetts 02110 and such notice is acknowledged by an officer of the Bank. Such notice shall not affect any Obligations incurred prior to receipt of such notice or Obligations incurred pursuant to any contract or commitment in existence prior to receipt of such notice, and all checks, drafts, notes, instruments and writings made by or for the account of the Obligor and drawn on the Bank or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Bank after that date, shall form part of the Obligations. This Guaranty shall continue to be effective or be reinstated, notwithstanding any termination, if at any time any payment made or value received with respect to any of the Obligations is rescinded or must otherwise be returned by the Bank due to the insolvency, bankruptcy or reorganization of the Obligor, or otherwise, all as though such payment had not been made or value received.

    This Guaranty shall be binding upon and inure to the benefit of the Guarantor and the Bank and their respective successors and assigns. No provision of this Guaranty may be amended or waived except in writing signed by the Bank. The invalidity or unenforceability of any one or more phrases, clauses or sections of this Guaranty shall not affect the validity or enforceability of the remaining portions of it.

    This Guaranty is intended to take effect as a sealed instrument and shall be construed in accordance with and governed by the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.

Dated:  September 30 , l997

Witness:                                 Guarantor:
                                         HAGLER BAILLY, INC .
                                         /s/  Daniel M. Rouse
                                         ------------------------------------
                                         Vice President, CFO, Treasurer and
Secretary

                                         Address:  1530 Wilson Blvd., Suite 900
                                         Arlington, VA 22209-2406

                                    GUARANTY
                                   (Unlimited)

    In consideration of State Street Bank and Trust Company (the "Bank") making extensions of credit or extending other financial or banking accommodations to Hagler Bailly Services, Inc. (the "Obligor"), the undersigned (the "Guarantor") hereby guarantees full and punctual payment, performance and fulfillment to the Bank of all liabilities, obligations and undertakings of the Obligor to the Bank, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising or acquired, and whether consisting of obligations to pay money or to perform the Obligor's obligations to the Bank under all present or future agreements of the Obligor in favor of the Bank (the "Obligations"). *

    This agreement shall operate as a continuing, unconditional and absolute guaranty (this "Guaranty") of the due and punctual payment of the Obligations, and not of their collectability only. If the Obligor defaults in the payment or performance of the Obligations, the obligations of the Guarantor under this Guaranty shall become immediately due and payable to the Bank, without demand or notice of any kind, all of which are expressly waived. The Guarantor waives any right that the Guarantor may have to require the Bank first to proceed against the Obligor or against any other guarantor or any other person. The Guarantor also waives any right that the Guarantor may have to require the Bank to realize on any security held by the Bank before proceeding against the Guarantor for the enforcement of this Guaranty. The Guarantor further waives any right that the Guarantor may have against the Obligor arising as a result of payment or other performance by the Guarantor under this Guaranty, whether arising by way of any right of subrogation, contribution, reimbursement or otherwise.

The liability of the Guarantor under this Guaranty shall be unlimited.

    The Guarantor agrees, as the principal obligor and not as a guarantor only, to pay to the Bank, on demand, all costs and expenses paid or incurred by the Bank (including court costs and attorneys' fees) in connection with the Obligations, this Guaranty and the enforcement thereof

    The Guarantor waives presentment, demand, protest, notice of acceptance, notice of the Obligations incurred and all other notices of any kind and all defenses which may be available to the Guarantor. The Guarantor agrees to the provisions of any instrument, security or other writing evidencing or securing any of the Obligations and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, by (i) any renewals, extensions or postponements of the time of payment of any of the Obligations or any other forbearance or indulgence with respect thereto; (ii) any rescissions, waivers, amendments or modifications of any of the terms of any agreement evidencing, securing or otherwise executed in connection with the Obligations; or (iii) the substitution or release of any security for the Obligations or of any other person primarily or secondarily liable on any of the Obligations, whether or not notice thereof shall be given to the Guarantor. The enforcement of this Guaranty shall not be affected by the delay, neglect or failure of the Bank to take any action with respect to any security, right, obligation, endorsement, guaranty or other means of collecting the Obligations which it may at any time hold, including perfection or enforcement thereof, or by any change with respect to the Obligor in the form or manner of doing business. The Guarantor agrees that the Guarantor shall be and remain bound upon this Guaranty irrespective of any action, delay or omission by the Bank in dealing with the Obligor, any of the Obligations, any collateral therefor, or any person at any time liable with respect to the Obligations.

    If for any reason the Obligor has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations shall have become irrecoverable from the Obligor by operation of law or for any other reason, or if any security or other guaranty shall be found invalid, the Guarantor shall nonetheless be and remain bound upon this Guaranty.

    Any deposits or other sums at any time credited by or due from the Bank to the Guarantor, and any securities or other property of the Guarantor at any time held by the Bank may at all times be held and treated as security for all obligations of the Guarantor under this Guaranty. Regardless of the adequacy of the security, the Bank may apply or set off such deposits or other sums against such obligations at any time, without notice to the Guarantor.

*Without limiting the generality of the foregoing, the term "Obligations" shall be deemed to include the joint and several obligations of the Obligor and Hagler Bailly Services, Inc. to the Bank.

        This Guaranty shall remain in full force and effect until receipt by the Bank of written notice of the revocation of this Guaranty at its head office at:
295 Franklin Street, Boston, Massachusetts 02110, and such notice is acknowledged by an officer of the Bank. Such notice shall not affect any Obligations incurred prior to receipt of such notice or Obligations incurred pursuant to any contract or commitment in existence prior to receipt of such notice, and all checks, drafts, notes, instruments and writings made by or for the account of the Obligor and drawn on the Bank or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Bank after that date, shall form part of the Obligations. This Guaranty shall continue to be effective or be reinstated, notwithstanding any termination, if at any time any payment made or value received with respect to any of the Obligations is rescinded or must otherwise be returned by the Bank due to the insolvency, bankruptcy or reorganization of the Obligor, or otherwise, all as though such payment had not been made or value received.

    This Guaranty shall be binding upon and inure to the benefit of the Guarantor and the Bank and their respective successors and assigns. No provision of this Guaranty may be amended or waived except in writing signed by the Bank. The invalidity or unenforceability of any one or more phrases, clauses or sections of this Guaranty shall not affect the validity or enforceability of the remaining portions of it.

    This Guaranty is intended to take effect as a sealed instrument and shall be construed in accordance with and governed by the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.

Dated: September 30 , l9 97

Witness:                           Guarantor:
                                   HAGLER BAILLY INC .
                                   /s/  Daniel M. Rouse
                                   -------------------------------------------
                                   Vice President, CFO, Treasurer and Secretary

                                   Address.  1530 Wilson Blvd., Suite 900
                                   Arlington, VA 22209- 2406

           Note: A separate guaranty must be signed by each guarantor.

                                       3